Aston Funds

ASTON/River Road Dividend All Cap Value Fund II (the “Fund”)

Class I Shares

Supplement dated September 24, 2012 to the prospectus dated June 22, 2012 (the “Prospectus”) and the summary prospectus dated June 28, 2012 (the “Summary Prospectus” and together with the Prospectus, the “Prospectuses”)

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the Prospectuses and should be retained and read in conjunction with the Prospectuses. Keep it for future reference.

The following information replaces the information relating to the minimum initial investment for the Fund’s Class I shares in the tables in the Prospectus on pages 6 and 14 and in the table in the Summary Prospectus on page 3, in its entirety:

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class I—Institutional Accounts	$100,000	$50

For more information, please call Aston Funds: 800-992-8151 or visit our website at www.astonfunds.com.

Aston Funds

ASTON/River Road Dividend All Cap Value Fund II (the “Fund”)

Class I Shares

Supplement dated September 24, 2012

to the Statement of Additional Information dated June 22, 2012

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the SAI and should be retained and read in conjunction with the SAI. Keep it for future reference.

The following information replaces the second paragraph under the “Minimum Initial Investments” section on page 51 of the SAI in its entirety:

Class I shares have a minimum initial investment of $100,000 and a $50 minimum subsequent investment.

For more information, please call Aston Funds: 800-992-8151 or visit our website at www.astonfunds.com.